Exhibit 24.1
                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of GSE Systems, Inc., a Delaware corporation, hereby constitute and appoint John Moran and Jeffery G. Hough, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign for the undersigned and in their respective names as Officers and Directors of the Corporation, the Annual Report of Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized. This Power of Attorney, which is dated as of January 5, 2005, may be executed in any number of counterparts, and such signatures may be by means of facsimile or other means of transmission.

    Name                                                 Title



/s/Jerome I. Feldman
---------------------------------
Jerome I. Feldman                          Chairman of the Board


/s/ John V. Moran
---------------------------------
John V. Moran                              Chief Executive Officer and
                                           Director (Principal Executive Officer


/s/Chin-our Jerry Jen
---------------------------------
Chin-our Jerry Jen                         President, Chief Operating Officer
                                           and Director



/s/ Jeffery G. Hough
--------------------------------
Jeffery G. Hough                           Senior Vice President and Chief
                                           Financial Officer (Principal Finance
                                           and Accounting Officer


/s/ Sheldon L. Glashow, Ph.D.
--------------------------------
Sheldon L. Glashow, Ph.D.                  Director



/s/ Scott N. Greenberg
---------------------------------
Scott N. Greenberg                         Director


/s/ Roger L. Hagengruber, Ph.D.
---------------------------------
Roger L. Hagengruber, Ph.D.                Director



/s/ Andrea Kantor
---------------------------------
Andrea KAntor                              Director


/s/ Joseph W. Lewis
---------------------------------
Joseph W. Lewis                           Director



/s/ George J. Pedersen
--------------------------------
George J. Pedersen                        Director


/s/ Douglas Sharp
---------------------------------
Douglas Sharp                             Director